UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 6, 2021

NAPCO SECURITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

333 Bayview Avenue, Amityville, New York 11701

(Address of principal executive offices)

Registrant’s telephone number, including area code (631) 842-9400

(Former name and former address if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NSSC	Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of the stockholders of Napco Security Technologies, Inc. (the “Company”) held on December 6, 2021 (“Annual Meeting”), Stockholders approved an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares the Company may issue to 100,000,000 shares of common stock, $.01 par value per share.

A copy of the Amendment is furnished as Exhibit 3 (iv).

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters voted on at the Annual Meeting and the results thereof were as follows:

Proposal 1: Election of directors. The following individuals were elected to the Company’s Board of Directors to hold office until the Annual Meeting after the 2024 fiscal year.

	For	Withheld	Broker Non-Votes
Paul Beeber	14,341,583	1,496,388	1,299,400
Donna Soloway	14,112,516	1,725,455	1,299,400
Rick Lazio	14,972,993	864,978	1,299,400

Proposal 2: Approval of an Amendment to the Company Certificate of Incorporation to increase the number of authorized shares.

For	Against	Abstain
15,501,172	1,629,921	6,278

Proposal 3: Ratification of the selection of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accountants for fiscal 2022.

For	Against	Abstain	Broker Non-Votes
17,030,075	92,254	15,042	---

Item 8.01. Other Events.

On December 6, 2021, the Company’s Board of Directors authorized a 100% stock dividend to all holders of record (other than treasury shares) on December 20, 2021, which will be distributed on January 4, 2022. As a result of the stock dividend, shareholders will receive one additional share of common stock for every one share held on the record date. Upon distribution of the dividend, the total number of shares outstanding will increase from 18,353,584 to 36,707,168.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 3(iv)	Amendment to the Amended and Restated Certificate of Incorporation
Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date:	December 7, 2021	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Executive Vice President-Operations and Chief Financial Officer

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